UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                                    PTS, INC.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to xchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                                    PTS, INC.
                            3355 Spring Mountain Road
                                    Suite 66
                                Las Vegas, Nevada
                            Telephone:(702) 380-3811

                                       August 12, 2004

To Our Shareholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, July 30, 2004 that our board of directors has recommended, and that the holder of the majority of the votes of our stock intends to vote in favor of resolutions which will accomplish the following:

1. Amend our Articles of Incorporation to increase the number of our authorized shares of common stock to 1,800,000,000.

2. To amend our Articles of Incorporation to increase the number of our authorized shares of preferred stock to 200,000,000.

3. To grant discretionary authority to our board of directors to amend our Articles of Incorporation to effect a reverse stock split of our common stock on the basis of one share for up to each 500 shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

4. Approve the 2004/C Employee Bonus Stock Plan adopted by our directors effective July 20, 2004 with 180,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     We have consenting shareholders, including Peter Chin, our director and president/secretary/treasurer, who holds 225,000 shares of our common stock and 3,700,000 shares of our Series A preferred stock and his wife, Sandy Chin, who holds 10,634,500 shares of our common stock and 300,000 shares of our preferred stock and nonaffiliate shareholders who own 115,000,000 shares of our common stock. Pursuant to our Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 50 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 50. Therefore, the consenting shareholders will have 325,859,500 votes out of a total of 603,100,505 votes taking into consideration the votes of holders of our preferred stock. will have the power to vote 185,225,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     The consenting shareholders will vote in favor of the amendments to our Articles of Incorporation, for the approval of the stock plans, and for the grant of the discretionary authority to our board of directors to amend our Articles of Incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 500 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. The consenting shareholders have the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     This information statement is being mailed on or about August 12, 2004 to all shareholders of record as of July 30, 2004.

     We appreciate your continued interest in PTS, Inc.

                                        Very truly yours,

                                        /s/Peter Chin
                                        Peter Chin
                                        President

                                   PTS, INC.
                          3355 Spring Mountain Road
                                    Suite 66
                                Las Vegas, Nevada
                            Telephone:(702) 380-3811



                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on July 30, 2004, the record date, of the outstanding common stock and preferred stock of PTS, Inc., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the consenting shareholders who hold a majority of the votes of our stock intend to take on August 12, 2004 to effect the following corporate actions:

1. Amend our Articles of Incorporation to increase the number of our authorized shares of common stock to 1,800,000,000.

2. To amend our Articles of Incorporation to increase the number of our authorized shares of preferred stock to 200,000,000.

3. To grant discretionary authority to our board of directors to amend our Articles of Incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 500 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

4. Approve the 2004/C Employee Bonus Stock Plan July 20, 2004 with 180,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     This information statement will be sent on or about August 12, 2004 to our shareholders of record who do not sign the written consent described herein.

     WE ARE  NOT  ASKING  YOU FOR A PROXY  AND YOU ARE  REQUESTED  NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on July 30, 2004 as the record date for determining the shareholders entitled to vote for the corporate actions proposed by our board of directors. The amendments to our Articles of Incorporation, the approval of the stock plan and the grant of discretionary authority to our board with respect to the reverse stock split requires the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding as of the record date at the time the vote is taken. As of the record date,403,100,505 shares of the common stock and 4,000,000 shares of our Series A preferred stock were issued and outstanding. Each share of common stock outstanding entitles the holder to one vote on all matters brought before the common shareholders. Each share of preferred stock outstanding entitles the holder to fifty votes on all matters brought before the common shareholders. The quorum necessary to conduct business of the shareholders consists of a majority of the outstanding shares of the common stock and the Series A preferred stock issued and outstanding as of the record date.

     We have consenting shareholders, including Peter Chin, our director and president/secretary/treasurer, who holds 225,000 shares of our common stock and 3,700,000 shares of our Series A preferred stock and his wife, Sandy Chin, who holds 10,634,500 shares of our common stock and 300,000 shares of our preferred stock and nonaffiliate shareholders who own 115,000,000 shares of our common stock. Pursuant to our Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be converted into 50 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of our common stock, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by 50. Therefore, the consenting shareholders will have 325,859,500 votes out of a total of 603,100,505 votes taking into consideration the votes of holders of our preferred stock. will have the power to vote 185,225,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

     The consenting shareholders will vote in favor of the amendments to our Articles of Incorporation, for the approval of the stock plans, and for the grant of the discretionary authority to our board of directors to amend our Articles of Incorporation to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 500 pre-consolidation shares to occur at some time within 60 days of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors. Mr. Chin has the power to pass the proposed resolutions without the concurrence of any of our other shareholders.

     ACCORDINGLY, WE ARE NOT ASKING OUR SHAREHOLDERS FOR A PROXY AND SHAREHOLDERS ARE REQUESTED NOT TO SEND A PROXY.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

                                   BACKGROUND

     PTS, Inc. (the "Company") was incorporated in the State of Nevada on November 5, 1996 under the name Med Mark, Inc. In 1998, Elast Technologies Corporation, a Delaware corporation, ("Elast") merged with and into Elast Merger, Inc., a Nevada corporation, which was a wholly-owned subsidiary of the Company. On or about June 29, 1998, the Company filed articles of amendment changing its name to Elast Technologies, Inc. Pursuant to a merger agreement entered into on June 11, 2001, PTS, Inc. ("PTS"), a Nevada corporation, merged into the Company. The Company was the surviving company and changed its name to PTS, Inc.

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to shareholder approval, an amendment to our Articles of Incorporation to increase our authorized number of shares of common stock from 800,000,000 shares to 1,800,000,000 shares of common stock, par value $0.001 per share.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders, including the election of directors. Our common shareholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of PTS, Inc., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our shareholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The increase in the authorized shares of our common stock is not proposed by the board of directors in response to any known accumulation of shares or threatened takeover. The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our Articles of Incorporation with the Secretary of State of Nevada.

     As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our Articles of Incorporation increasing the number of our authorized common shares.

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The board of directors has determined that it is advisable to increase our authorized preferred stock and has adopted, subject to shareholder approval, an amendment to our Articles of Incorporation to increase our authorized number of shares of preferred stock from 100,000,000 shares to 200,000,000 shares of preferred stock, par value $0.001 per share.

     The following is a summary of the material matters relating to our preferred stock.

     Authorizing the issuance of 100,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our shareholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the shareholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our shareholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of PTS, Inc. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of PTS, Inc. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the shareholders of the preferred stock would have the ability to control the vote of our shareholders, even though they may own less that than a majority of our issued and outstanding common stock.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a shareholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the shareholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our Articles of Incorporation authorizing additional preferred shares.

GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS TO AMEND OUR ARTICLES
  OF INCORPORATION TO EFFECT AN UP TO ONE FOR FIVE HUNDRED REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek shareholder approval to grant the board discretionary authority to amend our Articles of Incorporation to affect a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking shareholder approval is up to one post-consolidation share for each 500 pre-consolidation shares, with the reverse split to occur within 60 days of the date of this information statement, the exact time of the reverse split to be determined by the directors in their discretion. Approval of this proposal would give the board authority to implement the reverse split at any time it determined within 60 days of the date of this information statement. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     Our board of directors believes that shareholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in the best interests of our shareholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our shareholders.

     Our board of directors also believes that shareholder approval of a 60 day range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in our best interests and our shareholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our shareholders.

     If the board exercises its grant of discretionary authority to implement a reverse split, we will file a certificate of amendment to our Articles of Incorporation with the Secretary of State of Nevada which will effect a reverse split of our then issued and outstanding common stock at the specific ratio set by the board.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in PTS, Inc. among investors and thereby assist us in raising future capital to fund its operations or make acquisitions.

     Shareholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, there is no assurance that prices for shares of our common stock after a reverse split will be 500 times as great than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of shareholders of record would not be affected by the reverse split (except to the extent that any shareholder holds only a fractional share interest and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our Articles of Incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: every 500 shares of our common stock owned by a shareholder will automatically be changed into and become one new share of our common stock, with 500 being equal to the exchange ratio as determined by our board of directors.

     We currently have no intention of going private; and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act of 1934 following the reverse split of our common stock.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, based on the 403,100,505 shares of our common stock outstanding on the record date and the 800,000,000 shares of our common stock that are currently authorized under our Articles of Incorporation, 396,899,495 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 500 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 403,100,505 to 806,201 shares prior to any increase in our authorized common stock. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, we shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

FEDERAL  INCOME  TAX  CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our shareholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each shareholder, depending upon the jurisdiction in which such shareholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among shareholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a shareholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock. A shareholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such shareholder, depending on that shareholder's particular facts and circumstances. Generally, a shareholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the shareholder's basis in the fractional share. In the aggregate, such a shareholder's basis in the reduced number of shares of our common stock will equal the shareholder's basis in its old shares of our common stock decreased by the basis allocated to the fractional share for which such shareholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE  DATE

     If the proposed grant of discretionary authority to implement a reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date of filing of a certificate of amendment to our Articles of Incorporation with the office of the Secretary of State of Nevada. Except as explained below with respect to fractional shares, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the shareholders, converted into new shares of our common stock in accordance with the 500 for one exchange ratio as determined by our directors.

RISKS  ASSOCIATED  WITH  THE  REVERSE  SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include: we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions, a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability, the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and effected, the reverse stock split will result in some shareholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.


                             APPROVAL OF STOCK PLAN

     Our consenting shareholders intend to approve the Approve the 2004/C Employee Bonus Stock Plan adopted by our directors effective July 20, 2004 with 180,000,000 shares of our common stock in the aggregate authorized for issuance under the Plan.

     As of the record date 24,000,000 shares of our common stock have been issued under the stock plan.

     The following is a summary of the principal features of the stock plan. A copy of the stock plan is attached to this information statement as Attachment
B. Any shareholder who wishes to obtain copies of the stock plan may also do so upon written request to our corporate secretary at our principal executive offices in Las Vegas, Nevada.

PURPOSE OF THE STOCK PLAN

     The purpose of the stock plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of PTS, Inc. and our subsidiaries, by offering them an opportunity to participate in our future performance through awards of options, restricted stock and stock bonuses.

     Number of Shares Available. Subject to certain provisions of the Stock Plans, the total aggregate number of shares of our common stock reserved and available for grant and issuance pursuant to the stock plan is 180,000,000 plus shares of our common stock that are subject to:

- Issuance upon exercise of an option but cease to be subject to such option for any reason other than exercise of such option;

- An award granted but forfeited or repurchased by PTS, Inc. at the original issue price; and

- An award that otherwise terminates without shares of our common stock being issued. At all times, PTS, Inc. shall reserve and keep available a sufficient number of shares of our common stock as shall be required to satisfy the requirements of all outstanding options granted under the Stock Plans and all other outstanding but unvested awards granted under the Stock Plans.

     Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of PTS, Inc. without consideration, then the number of shares of our common stock reserved for issuance under the stock plan, the exercise prices of and number of shares of our common stock subject to outstanding options, and the number of shares of our common stock subject to other outstanding awards will not be proportionately adjusted.

ELIGIBILITY

     Incentive Stock Options and Awards may be granted only to employees (including, officers and directors who are also employees) of PTS, Inc. or of a parent or subsidiary of PTS, Inc.

                       DISCRETIONARY OPTION GRANT PROGRAM

     The committee may grant options to eligible persons the number of shares of our common stock subject to the option, the exercise price of the option, the period during which the option may be exercised, and all other terms and conditions of the option, subject to the following.

     Form of Option Grant. Each option granted under the Stock Plans is evidenced by an Award Agreement (the "Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each participant) as the committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the stock plan.

     Date of Grant. The date of grant of an option is the date on which the committee makes the determination to grant such option, unless otherwise specified by the committee. The Option Agreement and a copy of the applicable Stock Plan is delivered to the participant within a reasonable time after the granting of the option.

     Exercise Period. Options may be exercisable within the times or upon the events determined by the committee as set forth in the Stock Option Agreement governing such option; provided, however, that no option will be exercisable after the expiration of 10 years from the date the option is granted. For further restrictions on the Exercise Periods, please refer to the stock plan.

     Exercise Price. The exercise price of an option is determined by the committee when the option is granted and may be not less than 85 percent of the fair market value of the shares of our common stock on the date of grant; provided that the exercise price of any option granted to an employee holding one percent of the voting power may not be less than 110 percent of the fair market value of the shares of our common stock on the date of grant. Payment for the shares of our common stock purchased may be made in accordance with the stock plan.

     Method of Exercise. Options may be exercised only by delivery to PTS, Inc.. of a written stock option exercise agreement (the "Notice and Agreement of Exercise") in a form approved by the committee, together with payment in full of the exercise price for the number of shares of our common stock being purchased.

     Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an option is always subject to the following:

     - Upon an Employee's Retirement, Disability (as those terms are defined in the stock plan) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter. Unless employment is terminated for Cause, as defined by applicable law, the right to exercise in the event of termination of employment, to the extent that the optionee is entitled to exercise on the date the employment terminates as follows:

- a year from the date of termination if termination was caused by death or disability.

- 90 days from the date of termination if termination was caused by other than death or disability.

- Upon the termination of the employment of an Employee for any reason other than those specifically set forth in the stock plan, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

     Limitations on Exercise. The committee may specify a reasonable minimum number of shares of our common stock that may be purchased on any exercise of an option, provided that such minimum number will not prevent the participant from exercising the option for the full number of shares of our common stock for which it is then exercisable. Subject to the provisions of the stock plan, the Employee has the right to exercise his Stock Options at the rate of at least 33-1/3 percent per year over three years from the date the Stock Option is granted.

     Modification, Extension or Renewal. The committee may modify or amend any Award under the stock plan or waive any restrictions or conditions applicable to the Award; provided, however, that the committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

SHAREHOLDER  RIGHTS  AND  OPTION  TRANSFERABILITY

     Awards granted under the stock plan, including any interest, are not transferable or assignable by the participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution.

GENERAL  PROVISIONS

     Adoption and Shareholder Approval. The stock plan became effective on the date it was adopted by the board of directors of PTS, Inc. (the "effective date"). The Board of Directors may grant Awards pursuant to the stock plan upon the effective date.

     Term of Stock Plans/Governing Law. Unless earlier terminated as provided, the Stock Plans will terminate 10 years from the date of adoption, or, if earlier, from the date of shareholder approval. The Stock Plans and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Nevada.

     Amendment or Termination of the stock plan. Our board of directors may at any time terminate or amend the stock plan including to preserve or come within any exemption from liability under Section 16(b) of the Exchange Act, as it may deem proper and in our best interest without further approval of our shareholders, provided that, to the extent required under Nevada law or to qualify transactions under the Stock Plans for exemption under Rule 16b-3 promulgated under the Exchange Act, no amendment to the stock plan shall be adopted without further approval of our shareholders and, provided, further, that if and to the extent required for the stock plan to comply with Rule 16b-3 promulgated under the Exchange Act, no amendment to the stock plan shall be made more than once in any six month period that would change the amount, price or timing of the grants of our common stock hereunder other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder. The Board may terminate the stock plan at any time by a vote of a majority of the members thereof.

FEDERAL  TAX  CONSEQUENCES

     Nonqualified Stock Options. No taxable income is recognized by an optionee upon the grant of a NQSO. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the NQSO are unvested and subject to repurchase, at the exercise price paid per share, by us in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapse and all subsequent appreciation in the shares generally would be eligible for capital gains treatment.

     We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised NQSO. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to our earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be amortized against our earnings over the period that the option shares or issued shares are to vest.

     Option grants or stock issuances with exercise or issue prices equal to the fair market value of the shares at the time of issuance or grant generally will not result in any charge to our earnings, but PTS, Inc, in accordance with Generally Accepted Accounting Principals, must disclose, in pro-forma statements to our financial statements, the impact those option grants would have upon our reported earnings (losses) were the value of those options treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining our earnings per share on a fully diluted basis.

     Should one or more optionee be granted stock appreciation rights that have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to our earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

VOTE  REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the stock plan.

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each of our directors;

-    Each named executive officer; and

-    All directors and officers as a group.

                                      COMMON STOCK        PREFERRED STOCK
                                                  BENEFICIALLY
                                                    OWNED
                                           ------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER  PERCENT    NUMBER    PERCENT
----------------------------------------   ------  -------    ------    -------

Peter Chin(1)(3)                            225,000  0.05%    3,700,000  92.5%
3355 Spring Mountain Road
Suite 66
Las Vegas, Nevada 89102

Sandy Chin(1) (3)                         10,634,000  2.64%     300,000   7.5%
14240 Calico Basin Road
Calico Basin, Nevada 89124

                                          --------  -------   --------  ------
  All directors and officers as a group
(one persons)                              225,000    0.05%  3,700,000  92.5%
                                          ==========  =====  =========  ======
--------------------

(1) Peter Chin has the sole voting and investment power with respect to the shares of our common stock which he beneficially owns. Peter Chin may be considered the beneficial owner of shares owned by his wife, Sandy Chin.

(2) Beneficial ownership is determined in accordance with the rules of the SEC. The total number of outstanding shares of the common stock on the record date was 403,100,505.

(3) Each share of Series A Preferred Stock has 50 votes. Thus, Mr. Chin has 185,000,00 votes. Sandy Chin, the wife of Peter Chin, owns 10,634,500 shares of common stock and 300,000 preferred stock. Thus, she has 15,000,000 votes. Peter Chin is considered the beneficial owner of the shares of Sandy Chin. In the event that Peter Chin and Sandy Chin convert their shares of Series A Preferred Stock in shares of common stock, the total issued and outstanding shares would become 603,100,505 of which Peter Chin and Sandy Chin would own 35% of the issued and outstanding common stock.

--------------------------

     In addition, 11 nonaffiliated shares owning an aggregate of 115,000,000 shares of common stock have cast votes in favor of the resolutions set forth herein. Thus, the consenting shareholders will cast 54.0% of the total issued and outstanding shares of our common stock will vote in favor of the resolutions.

INVOLVEMENT ON CERTAIN MATERIAL LEGAL PROCEEDINGS DURING THE LAST FIVE YEARS

     No director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.

     No bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant of the Company nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.

     No  director,   officer,   significant  employee  or  consultant  has  been
permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities.

     No director, officer or significant employee has been convicted of violating a federal or state securities or commodities law.

SECTION  16(a)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003, and Financial Information from our Quarterly Reports for the periods ended March 31, 2004 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2003 and any exhibit referred to therein without charge to each person to whom this information statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 3355 Spring Mountain Road, Suite 66, Las Vegas, Nevada, telephone
(702) 380-3811.

                                             By Order of the board of directors,

                                             /s/Peter  Chin
                                               Peter  Chin,
                                               President

                                                              ATTACHMENT A


           RESOLUTIONS TO BE ADOPTED BY THE SHAREHOLDERS OF PTS, INC.
                                 (THE "COMPANY")

     RESOLVED, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 1,800,000,000 shares; is hereby adopted and approved in all respects; and

     RESOLVED  FURTHER,   that  the  amendment  to  the  Company's  Articles  of
Incorporation increasing the number of authorized shares of preferred stock to 200,000,000 shares, is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the adoption of Articles of Amendment to the Articles of Incorporation of the Company in the form attached hereto as Annex 1 be, and hereby is, approved in all respects; and

     RESOLVED FURTHER, that the Company's stock plan included in the Company's information statement on Schedule 14C as Attachment B are hereby ratified in all respects; and

     RESOLVED FURTHER, that the directors are hereby granted discretionary authority to amend the Company's Articles of Incorporation to effect a one for up to 500 reverse split of the Company's common stock to occur within 60 days of the Company's information statement on Schedule 14C, with the exact time and ratio of the reverse split to be determined by the directors within their discretion, and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                         ANNEX 1

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                                       OF
                               PTS, INC.


             DEAN HELLER
             Secretary of State
[STATE SEAL  204 North Carson Street, Suite 1
 OF NEVADA]  Carson City, Nevada 89701-4299
             (775) 684 5708
             Website: secretaryofstate.biz

----------------------------------------------
     Certificate of Amendment
     (PURSUANT TO NRS 78.385 and 78.390)
----------------------------------------------


Important: Read attached instructions before completing form.

                                              ABOVE SPACE IS FOR OFFICE USE ONLY

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
              -----------------------------------------------------
                         FOR NEVADA PROFIT CORPORATIONS
                         ------------------------------

          (PURSUANT TO NRS 78.385 AND 78.390 - AFTER ISSUANCE OF STOCK)

1. Name of corporation: PTS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

     Article IV, as previously  amended,  is hereby  amended to read as follows:
Capital Stock

     The aggregate number of shares of all classes of capital stock that this corporation shall have authority to issue is 2,000,000,000 shares, 1,800,000,000 of which shall be designated as common stock (the Common Stock) with a par value of $0.001 per share, and 200,000,000 shares of which shall be preferred stock (the Preferred Stock) with a par value of 0.001 per share. The board of directors shall have the authority, without any further approval of the shareholders, to establish the relative rights, preferences and limitations of the preferred stock. Cumulative voting shall not prevail in any election by the stockholders of this corporation. No stockholder shall have preemptive rights to acquire the corporations unissued shares and any and all such existing preemptive rights shall be extinguished.

     3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 325,859,500 common shares.

4, Effective date of filing (optional):

                                                      (must not be later than 90
days  after  the  certificate  is  filed)

5.  Officer   Signature   (required):

     If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

                                  Nevada Secretary of State

                                                                    ATTACHMENT B

                                   STOCK PLAN



                                PTS, INC.
                         2004/C EMPLOYEE BONUS STOCK PLAN

1.    GENERAL PROVISIONS.

1.1 PURPOSE. This 2004/C Employee Bonus Stock Plan (the "Plan") is intended to allow designated employees (all of whom are sometimes collectively referred to herein as the "Employees," or individually as the "Employee") of PTS, Inc., a Nevada corporation (the "Company") including its Subsidiaries, if any, (as that term is defined below) which it may have from time to time (the Company including any such Subsidiaries is referred to herein as the "Company") to receive certain options (the "Stock Options") to purchase common stock of the Company, par value $0.001 per share (the "Common Stock"), and to receive grants of the Common Stock subject to certain restrictions (the "Awards"). As used in this Plan, the term "Subsidiary" shall mean each corporation which is a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of this Plan is to provide the Employees with equity-based compensation incentives who make significant and extraordinary contributions to the long-term growth and performance of the Company, and to attract and retain the Employees.

1.2   ADMINISTRATION.

1.2.1The Plan shall be administered by the Board of Directors of the Company or the Compensation Committee of, or appointed by, the Board (referred to herein as the "Committee"). If appointed, the Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum, or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company's bylaws and of Nevada law as applicable to boards of directors of corporations, except as otherwise provided herein or determined by the Board.

1.2.2 If appointed, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan (a) to approve the Employees nominated by the management of the Company to be granted Awards or Stock Options; (b) to determine the number of Awards or Stock Options to be granted to an Employee; (c) to determine the time or times at which Awards or Stock Options shall be granted; (d) to establish the terms and conditions upon which Awards or Stock Options may be exercised; (e) to remove or adjust any restrictions and conditions upon Awards or Stock Options; (f) to specify, at the time of grant, provisions relating to exercisability of Stock Options and to accelerate or otherwise modify the exercisability of any Stock Options; and (g) to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of this Plan. All interpretations and constructions of this Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.

1.2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each Employee, and the estate and heirs of such Committee member or Employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or Employee, his estate or heirs may suffer as a result of his responsibilities, obligations or duties in connection with this Plan, to the extent that insurance, if any, does not cover the payment of such items. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Award or Stock Option granted pursuant to this Plan.

1.3 ELIGIBILITY AND PARTICIPATION. The Employees eligible under this Plan shall be approved by the Committee from those Employees who, in the opinion of the management of the Company, are in positions which enable them to make significant contributions to the long-term performance and growth of the Company. In selecting the Employees to whom Award or Stock Options may be granted, consideration shall be given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in the Company and recommendations of supervisors.

1.4 SHARES SUBJECT TO THIS PLAN. The maximum number of shares of the Common Stock that may be issued pursuant to this Plan shall be 180,000,000 subject to adjustment pursuant to the provisions of Paragraph 4.1. If shares of the Common Stock awarded or issued under this Plan are reacquired by the Company due to a forfeiture or for any other reason, such shares shall be cancelled and thereafter shall again be available for purposes of this Plan. If a Stock Option expires, terminates or is cancelled for any reason without having been exercised in full, the shares of the Common Stock not purchased thereunder shall again be available for purposes of this Plan.

2.    PROVISIONS RELATING TO STOCK OPTIONS.

2.1 GRANTS OF STOCK OPTIONS. The Committee may grant Stock Options in such amounts, at such times, and to the Employees nominated by the management of the Company as the Committee, in its discretion, may determine. The Committee has the discretion to grant Stock Options which constitute "incentive stock options" within the meaning of Section 422 of the Code, if so designated by the Committee on the date of grant, or do not constitute incentive stock options, and any such Stock Options shall be designated non-statutory stock options by the Committee on the date of grant. The aggregate Fair Market Value (determined as of the time an incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by any Employee during any one calendar year (under all plans of the Company and any parent or subsidiary of the Company) may not exceed the maximum amount permitted under Section 422 of the Code (currently, $100,000.00). Non-statutory stock options shall not be subject to the limitations relating to incentive stock options contained in the preceding sentence. Each Stock Option shall be evidenced by a written agreement (the "Option Agreement") in a form approved by the Committee, which shall be executed on behalf of the Company and by the Employee to whom the Stock Option is granted, and which shall be subject to the terms and conditions of this Plan. In the discretion of the Committee, Stock Options may include provisions (which need not be uniform), authorized by the Committee in its discretion, that accelerate an Employee's rights to exercise Stock Options following a "Change in Control," upon termination of the Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as such terms are defined in Paragraph 3.1 hereof. The holder of a Stock Option shall not be entitled to the privileges of stock ownership as to any shares of the Common Stock not actually issued to such holder.

2.2 PURCHASE PRICE. The purchase price (the "Exercise Price") of shares of the Common Stock subject to an Incentive Stock Option (the "Option Shares") shall not be less than 85 percent of the Fair Market Value of the Common Stock on the date of exercise. For an Employee holding greater than 10 percent of the total voting power of all stock of the Company, either Common or Preferred, the Exercise Price of an incentive stock option shall be at least 110 percent of the Fair Market Value of the Common Stock on the date of the grant of the option. As used herein, "Fair Market Value" means, if the Common Stock trades on a national exchange, the average of the highest and lowest reported sales prices of the Common Stock on the date with respect to which the Fair Market Value is to be determined, or, if not listed on a national exchange, the average of the bid price of the Common Stock during the last five trading days immediately preceding the last trading day prior to the date with respect to which the Fair Market Value is to be determined. If the Common Stock is not then publicly traded, then the Fair Market Value of the Common Stock shall be the book value of the Company per share as determined on the last day of the last fiscal quarter or year end closest to the date when the determination is to be made. For the purpose of determining book value hereunder, book value shall be determined from the balance sheet of the Company, or if there is no balance sheet by adding as of the applicable date called for herein the capital surplus, and undivided profits of the Company, and after having deducted any reserves theretofore established; the sum of these items shall be divided by the number of shares of the Common Stock and the number of shares of common stock into which any debt or preferred shares outstanding as of said date are convertible, and the quotient thus obtained shall represent the book value of each share of the Common Stock of the Company.

2.3 OPTION PERIOD. The Stock Option period (the "Term") shall commence on the date of grant of the Stock Option and shall the period as determined by the Committee not to exceed ten years. Each Stock Option shall provide that it is exercisable over its term in such periodic installments as the Committee in its sole discretion may determine. Such provisions need not be uniform. Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") exempts persons normally subject to the reporting requirements of Section 16(a) of the Exchange Act (the "Section 16 Reporting Persons") pursuant to a qualified employee stock option plan from the normal requirement of not selling until at least six months and one day from the date the Stock Option is granted.

2.4   EXERCISE OF OPTIONS.

2.4.1 Each Stock Option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company, attention of the Corporate Secretary, at the principal office of the Company, together with payment of the Exercise Price and an executed Notice and Agreement of Exercise in the form prescribed by Paragraph
      2.4.2. Payment may be made (a) in cash, (b) by cashier's or certified check, (c) by surrender of previously owned shares of the Common Stock valued pursuant to Paragraph 2.2 (if the Committee authorizes payment in stock in its discretion), (d) by withholding from the Option Shares which would otherwise be issuable upon the exercise of the Stock Option that number of Option Shares equal to the exercise price of the Stock Option, if such withholding is authorized by the Committee in its discretion, or
      (e) in the discretion of the Committee, by the delivery to the Company of the optionee's promissory note secured by the Option Shares, bearing interest at a rate sufficient to prevent the imputation of interest under Sections 483 or 1274 of the Code, and having such other terms and conditions as may be satisfactory to the Committee.

2.4.2 Exercise of each Stock Option is conditioned upon the agreement of the Employee to the terms and conditions of this Plan and of such Stock Option as evidenced by the Employee's execution and delivery of a Notice and Agreement of Exercise in a form to be determined by the Committee in its discretion. Such Notice and Agreement of Exercise shall set forth the agreement of the Employee that (a) no Option Shares will be sold or otherwise distributed in violation of the Securities Act of 1933, as amended (the "Securities Act") or any other applicable federal or state securities laws, (b) each Option Share certificate may be imprinted with legends reflecting any applicable federal and state securities law restrictions and conditions, (c) the Company may comply with said securities law restrictions and issue "stop transfer" instructions to its Transfer Agent and Registrar without liability, (d) if the Employee is a
      Section 16 Reporting Person, the Employee will furnish to the Company a copy of each Form 4 or Form 5 filed by said Employee and will timely file all reports required under federal securities laws, and (e) the Employee will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

2.4.3 No Stock Option shall be exercisable unless and until any applicable registration or qualification requirements of federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act for the issuance of Stock Options and shares acquired thereunder, but there may be times when no such Registration Statement will be currently effective. The exercise of Stock Options may be temporarily suspended without liability to the Company during times when no such Registration Statement is currently effective, or during times when, in the reasonable opinion of the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. If any Stock Option would expire for any reason except the end of its term during such a suspension, then if exercise of such Stock Option is duly tendered before its expiration, such Stock Option shall be exercisable and exercised (unless the attempted exercise is withdrawn) as of the first day after the end of such suspension. The Company shall have no obligation to file any Registration Statement covering resales of Option Shares.

2.5 CONTINUOUS EMPLOYMENT. Except as provided in Paragraph 2.7 below, an Employee may not exercise a Stock Option unless from the date of grant to the date of exercise the Employee remains continuously in the employ of the Company. For purposes of this Paragraph 2.5, the period of continuous employment of an Employee with the Company shall be deemed to include (without extending the term of the Stock Option) any period during which the Employee is on leave of absence with the consent of the Company, provided that such leave of absence shall not exceed three months and that the Employee returns to the employ of the Company at the expiration of such leave of absence. If the Employee fails to return to the employ of the Company at the expiration of such leave of absence, the Employee's employment with the Company shall be deemed terminated as of the date such leave of absence commenced. The continuous employment of an Employee with the Company shall also be deemed to include any period during which the Employee is a member of the Armed Forces of the United States, provided that the Employee returns to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service. If an Employee does not return to the employ of the Company within 90 days (or such longer period as may be prescribed by law) from the date the Employee first becomes entitled to a discharge from military service, the Employee's employment with the Company shall be deemed to have terminated as of the date the Employee's military service ended.

2.6 RESTRICTIONS ON TRANSFER. Each Stock Option granted under this Plan shall be transferable only by will or the laws of descent and distribution. No interest of any Employee under this Plan shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. Each Stock Option granted under this Plan shall be exercisable during an Employee's lifetime only by the Employee or by the Employee's legal representative.

2.7   TERMINATION OF EMPLOYMENT.

2.7.1 Upon an Employee's Retirement, Disability (both terms being defined below) or death, (a) all Stock Options to the extent then presently exercisable shall remain in full force and effect and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.2 Upon the termination of the employment of an Employee with the Company for any reason other than the reasons set forth in Paragraph 2.7.1 hereof, (a) all Stock Options to the extent then presently exercisable by the Employee shall remain exercisable only for a period of 90 days after the date of such termination of employment (except that the 90 day period shall be extended to 12 months if the Employee shall die during such 90 day period), and may be exercised pursuant to the provisions thereof, including expiration at the end of the fixed term thereof, and (b) unless otherwise provided by the Committee, all Stock Options to the extent not then presently exercisable by the Employee shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.

2.7.3 For purposes of this Plan:

      (a) "Retirement" shall mean an Employee's retirement from the employ of the Company on or after the date on which the Employee attains the age of 65 years; and

      (b) "Disability" shall mean total and permanent incapacity of an Employee, due to physical impairment or legally established mental incompetence, to perform the usual duties of the Employee's employment with the Company, which disability shall be determined
            (i) on medical evidence by a licensed physician designated by the Committee, or (ii) on evidence that the Employee has become entitled to receive primary benefits as a disabled employee under the Social Security Act in effect on the date of such disability.

3.    PROVISIONS RELATING TO AWARDS.

3.1 GRANT OF AWARDS. Subject to the provisions of this Plan, the Committee shall have full and complete authority, in its discretion, but subject to the express provisions of this Plan, to (1) grant Awards pursuant to this Plan, (2) determine the number of shares of the Common Stock subject to each Award (the "Award Shares"), (3) determine the terms and conditions (which need not be identical) of each Award, including the consideration (if any) to be paid by the Employee for such the Common Stock, which may, in the Committee's discretion, consist of the delivery of the Employee's promissory note meeting the requirements of Paragraph 2.4.1, (4) establish and modify performance criteria for Awards, and (5) make all of the determinations necessary or advisable with respect to Awards under this Plan. Each Award under this Plan shall consist of a grant of shares of the Common Stock subject to a restriction period (after which the restrictions shall lapse), which shall be a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments, for acceleration of the lapse of restrictions upon the satisfaction of such performance or other criteria or upon the occurrence of such events as the Committee shall determine, and for the early expiration of the Restriction Period upon an Employee's death, Disability or Retirement as defined in Paragraph 2.7.3, or, following a Change of Control, upon termination of an Employee's employment by the Company without "Cause" or by the Employee for "Good Reason," as those terms are defined herein. For purposes of this Plan:

      "Change of Control" shall be deemed to occur (a) on the date the Company first has actual knowledge that any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) has become the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40 percent or more of the combined voting power of the Company's then outstanding securities, or (b) on the date the stockholders of the Company approve (i) a merger of the Company with or into any other corporation in which the Company is not the surviving corporation or in which the Company survives as a subsidiary of another corporation, (ii) a consolidation of the Company with any other corporation, or (iii) the sale or disposition of all or substantially all of the Company's assets or a plan of complete liquidation.

      "Cause," when used with reference to termination of the employment of an Employee by the Company for "Cause," shall mean:

      (a) The Employee's continuing willful and material breach of his duties to the Company after he receives a demand from the Chief Executive of the Company specifying the manner in which he has willfully and materially breached such duties, other than any such failure resulting from Disability of the Employee or his resignation for "Good Reason," as defined herein; or

      (b)   The conviction of the Employee of a felony; or

      (c) The Employee's commission of fraud in the course of his employment with the Company, such as embezzlement or other material and intentional violation of law against the Company; or

      (d) The Employee's gross misconduct causing material harm to the Company.

      "Good Reason" shall mean any one or more of the following, occurring following or in connection with a Change of Control and within 90 days prior to the Employee's resignation, unless the Employee shall have consented thereto in writing:

      (a) The assignment to the Employee of duties inconsistent with his executive status prior to the Change of Control or a substantive change in the officer or officers to whom he reports from the officer or officers to whom he reported immediately prior to the Change of Control; or

      (b) The elimination or reassignment of a majority of the duties and responsibilities that were assigned to the Employee immediately prior to the Change of Control; or

      (c) A reduction by the Company in the Employee's annual base salary as in effect immediately prior to the Change of Control; or

      (d) The Company requiring the Employee to be based anywhere outside a 35-mile radius from his place of employment immediately prior to the Change of Control, except for required travel on the Company's business to an extent substantially consistent with the Employee's business travel obligations immediately prior to the Change of Control; or

      (e) The failure of the Company to grant the Employee a performance bonus reasonably equivalent to the same percentage of salary the Employee normally received prior to the Change of Control, given comparable performance by the Company and the Employee; or

      (f) The failure of the Company to obtain a satisfactory Assumption Agreement (as defined in Paragraph 4.12 of this Plan) from a successor, or the failure of such successor to perform such Assumption Agreement.

3.2 INCENTIVE AGREEMENTS. Each Award granted under this Plan shall be evidenced by a written agreement (an "Incentive Agreement") in a form approved by the Committee and executed by the Company and the Employee to whom the Award is granted. Each Incentive Agreement shall be subject to the terms and conditions of this Plan and other such terms and conditions as the Committee may specify.

3.3 WAIVER OF RESTRICTIONS. The Committee may modify or amend any Award under this Plan or waive any restrictions or conditions applicable to the Award; provided, however, that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof materially increases the benefits to any Employee, or adversely affects the rights of any Employee without his consent.

3.4 TERMS AND CONDITIONS OF AWARDS. Upon receipt of an Award of shares of the Common Stock under this Plan, even during the Restriction Period, an Employee shall be the holder of record of the shares and shall have all the rights of a stockholder with respect to such shares, subject to the terms and conditions of this Plan and the Award.

3.4.1 Except as otherwise provided in this Paragraph 3.4, no shares of the Common Stock received pursuant to this Plan shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period applicable to such shares. Any purported disposition of such the Common Stock in violation of this Paragraph 3.4.2 shall be null and void.

3.4.2 If an Employee's employment with the Company terminates prior to the expiration of the Restriction Period for an Award, subject to any provisions of the Award with respect to the Employee's death, Disability or Retirement, or Change of Control, all shares of the Common Stock subject to the Award shall be immediately forfeited by the Employee and reacquired by the Company, and the Employee shall have no further rights with respect to the Award. In the discretion of the Committee, an Incentive Agreement may provide that, upon the forfeiture by an Employee of Award Shares, the Company shall repay to the Employee the consideration (if any) which the Employee paid for the Award Shares on the grant of the Award. In the discretion of the Committee, an Incentive Agreement may also provide that such repayment shall include an interest factor on such consideration from the date of the grant of the Award to the date of such repayment.

3.4.3 The Committee may require under such terms and conditions as it deems appropriate or desirable that (a) the certificates for the Common Stock delivered under this Plan are to be held in custody by the Company or a person or institution designated by the Company until the Restriction Period expires, (b) such certificates shall bear a legend referring to the restrictions on the Common Stock pursuant to this Plan, and (c) the Employee shall have delivered to the Company a stock power endorsed in blank relating to the Common Stock.

4.    MISCELLANEOUS PROVISIONS.

4.1   ADJUSTMENTS UPON CHANGE IN CAPITALIZATION.

4.1.1 At the  discretion  of the board of  directors,  the  number  and class of shares subject to each outstanding Stock Option, the Exercise Price thereof (but not the total price), the maximum number of Stock Options that may be granted under this Plan, the minimum number of shares as to which a Stock Option may be exercised at any one time, and the number and class of shares subject to each outstanding Award, may be retained or may be, at the option of the board of directors, proportionately adjusted in the event of any increase or decrease in the number of the issued shares of the Common Stock which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of five percent for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that (a) upon exercise of the Stock Option, the Employee shall receive the number and class of shares the Employee would have received had the Employee been the holder of the number of shares of the Common Stock for which the Stock Option is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company, and (b) upon the lapse of restrictions of the Award Shares, the Employee shall receive the number and class of shares the Employee would have received if the restrictions on the Award Shares had lapsed on the date of such change or increase or decrease in the number of issued shares of the Company.

4.1.2 Upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation or in which the Company survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than 10 percent of the Company's assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Option Shares and Award Shares provided for herein, the shares, securities or assets which would have been issuable or payable in respect of or in exchange for such Option Shares and Award Shares then remaining, as if the Employee had been the owner of such shares as of the applicable date. Any securities so substituted shall be subject to similar successive adjustments.

4.2 WITHHOLDING TAXES. The Company shall have the right at the time of exercise of any Stock Option, the grant of an Award, or the lapse of restrictions on Award Shares, to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise (the "Tax Liability"), to ensure the payment of any such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means or a combination of such means, as determined by the Committee in its sole and absolute discretion in the particular case (1) by requiring the Employee to tender a cash payment to the Company, (2) by withholding from the Employee's salary, (3) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option, or from the Award Shares on their grant or date of lapse of restrictions, that number of Option Shares or Award Shares having an aggregate Fair Market Value (determined in the manner prescribed by Paragraph 2.2) as of the date the withholding tax obligation arises in an amount which is equal to the Employee's Tax Liability or (4) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (3) above only if the following two conditions are satisfied:

      (a) The withholding of Option Shares or Award Shares and the exercise of the related Stock Option occur at least six months and one day following the date of grant of such Stock Option or Award; and

      (b) The withholding of Option Shares or Award Shares is made either (i) pursuant to an irrevocable election (the "Withholding Election") made by the Employee at least six months in advance of the withholding of Options Shares or Award Shares, or (ii) on a day within a 10-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.


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      Anything herein to the contrary  notwithstanding,  a Withholding  Election may be disapproved by the Committee at any time.

4.3 RELATIONSHIP TO OTHER EMPLOYEE BENEFIT PLANS. Stock Options and Awards granted hereunder shall not be deemed to be salary or other compensation to any Employee for purposes of any pension, thrift, profit-sharing, stock purchase or any other employee benefit plan now maintained or hereafter adopted by the Company.

4.4 AMENDMENTS AND TERMINATION. The Board of Directors may at any time suspend, amend or terminate this Plan. No amendment, except as provided in Paragraph 2.8, or modification of this Plan may be adopted, except subject to stockholder approval, which would (1) materially increase the benefits accruing to the Employees under this Plan, (2) materially increase the number of securities which may be issued under this Plan (except for adjustments pursuant to Paragraph 4.1 hereof), or (3) materially modify the requirements as to eligibility for participation in this Plan.

4.5 SUCCESSORS IN INTEREST. The provisions of this Plan and the actions of the Committee shall be binding upon all heirs, successors and assigns of the Company and of the Employees.

4.6 OTHER DOCUMENTS. All documents prepared, executed or delivered in connection with this Plan (including, without limitation, Option Agreements and Incentive Agreements) shall be, in substance and form, as established and modified by the Committee; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

4.7 NO OBLIGATION TO CONTINUE EMPLOYMENT. This Plan and the grants which might be made hereunder shall not impose any obligation on the Company to continue to employ any Employee. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment contract between an Employee (or other employee) and the Company.

4.8 MISCONDUCT OF AN EMPLOYEE. Notwithstanding any other provision of this Plan, if an Employee commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Committee, in its sole and absolute discretion, the Employee shall forfeit all rights and benefits under this Plan.

4.9 TERM OF PLAN. This Plan was adopted by the Board effective January 23, 2004. No Stock Options or Awards may be granted under this Plan after January 23, 2014.

4.10 GOVERNING LAW. This Plan shall be construed in accordance with, and governed by, the internal laws of the State of Nevada without regard to conflicts of laws.

4.11 APPROVAL. No Stock Option shall be exercisable, or Award granted, unless and until the Directors of the Company have approved this Plan and all other legal requirements have been met.

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


4.12 ASSUMPTION AGREEMENTS. The Company will require each successor, (direct or indirect, whether by purchase, merger, consolidation or otherwise), to all or substantially all of the business or assets of the Company, prior to the consummation of each such transaction, to assume and agree to perform the terms and provisions remaining to be performed by the Company under each Incentive Agreement and Stock Option and to preserve the benefits to the Employees thereunder. Such assumption and agreement shall be set forth in a written agreement in form and substance satisfactory to the Committee (an "Assumption Agreement"), and shall include such adjustments, if any, in the application of the provisions of the Incentive Agreements and Stock Options and such additional provisions, if any, as the Committee shall require and approve, in order to preserve such benefits to the Employees. Without limiting the generality of the foregoing, the Committee may require an Assumption Agreement to include satisfactory undertakings by a successor:

      (a) To provide liquidity to the Employees at the end of the Restriction Period applicable to the Common Stock awarded to them under this Plan, or on the exercise of Stock Options;

      (b) If the succession occurs before the expiration of any period specified in the Incentive Agreements for satisfaction of performance criteria applicable to the Common Stock awarded thereunder, to refrain from interfering with the Company's ability to satisfy such performance criteria or to agree to modify such performance criteria and/or waive any criteria that cannot be satisfied as a result of the succession;

      (c) To require any future successor to enter into an Assumption Agreement; and

      (d) To take or refrain from taking such other actions as the Committee may require and approve, in its discretion.

      The Committee referred to in this Paragraph 4.12 is the Committee appointed by a Board of Directors in office prior to the succession then under consideration or the Board of Directors in office prior to the succession then under consideration in the event the Board of Directors did not apoint a Committee.

4.13 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent that any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

4.14 INFORMATION TO SHAREHOLDERS. The Company shall furnish to each of its stockholders financial statements of the Company at least annually.

     IN WITNESS WHEREOF, this Plan has been executed effective as of July 20, 2004.

                                     PTS, INC.


                                     By: /s/ Peter Chin
                                         --------------------------
                                         Peter Chin, President


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